Exhibit 32.1

STELLAR RESOURCES LTD.
OFFICER’S CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar Resources Ltd. (the “Issuer”) on Form 10-Q for the period ending April 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ray Jefferd, President, and Chief Executive Officer certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated  June 20, 2011

/s/ Ray Jefferd
Ray Jefferd
President and Chief Executive Officer